UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 1, 2017

LEXARIA BIOSCIENCE CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52138	20-2000871
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

156 Valleyview Road, Kelowna, BC Canada	V1X 3M4
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (250) 765-6424

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 3.02         Unregistered Sales of Equity Securities

Lexaria has received US$6,733.02 from the exercise of a compensation option certificate previously granted. The compensation option certificate was exercised at the price of US$0.42 and a total of 16,031 common shares are being issued. This exercise is by a third party who is neither an officer nor a director of the Company. The Company has also issued 8,016 warrants with an exercise price of US$0.60 and an expiration date of April 3, 2019, related to the compensation option certificate.

Lexaria is issuing 14,634 restricted common shares at an issuance price of US$0.82 per shares to settle US$12,000 of debt to a director of the Company.

Lexaria is granting 200,000 stock options with an exercise price of US$0.83 and an expiration date of December 1, 2022 to an officer of the Company, pursuant to an existing management contract. Lexaria is awarding 250,000 stock warrants with an exercise price of US$0.83 and an expiration date of December 1, 2019 to a manager of the Company, pursuant to a management contract.

Lexaria is awarding a total of 209,056 restricted common shares at an issuance price of US$0.82 as required by intellectual property performance thresholds within an existing management consulting contract with the Company divided between three officers and three managers.

Following issuance of these common shares, Lexaria will have 69,674,919 common shares issued and outstanding. No commissions or placement fees have been paid related to the funds received from these warrants exercised. Proceeds will be used for general corporate purposes.

The securities referred to herein will not be or have not been registered under the United States Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 7.01        Regulation FD Disclosure

A copy of the news release announcing that Lexaria has received US$6,733.02 from the exercise of a compensation option certificate previously granted is filed as exhibit 99.1 to this current report and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits

99.1	Press Release dated December 1, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXARIA BIOSCIENCE CORP.

/s/ Chris Bunka
Chris Bunka
CEO, Principal Executive Officer

Date: December 1, 2017